Supplement dated January 14, 2015

To the Prospectuses dated May 1, 2014, as amended, for

New York Life Insurance and Annuity Corporation

New York Life Variable Universal Life Insurance Policies

Investing in

NYLIAC Variable Universal Life Separate Account-I

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

and

To the Prospectus dated May 1, 2008, as amended, for

NYLIAC Pinnacle Variable Universal Life Insurance

NYLIAC Pinnacle Survivorship Variable Universal Life Insurance

This supplement amends the May 1, 2014 and May 1, 2008 prospectuses (the “Prospectuses”), as amended, for the variable universal life insurance policies offered through the separate accounts referenced above. You should read this information carefully and retain this supplement for future reference together with the Prospectuses. This supplement is not valid unless it is read in conjunction with the Prospectuses. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

The purpose of this supplement is to note changes to the MainStay VP Emerging Markets Equity Portfolio (the “Portfolio”). Keeping this purpose in mind, please note the following:

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After shareholder approval, Dimensional Fund Advisors LP (“DFA”) and DuPont Capital Management Corporation (“DuPont”) were terminated as subadvisors to the Portfolio and replaced with Cornerstone Capital Management Holdings LLC (“Cornerstone”) and Candriam Belgium (“Candriam”) effective January 13, 2015. All references in the Prospectuses to DFA or DuPont as a subadvisor to the MainStay VP Emerging Markets Equity Portfolio will be deleted and replaced with Cornerstone and Candriam effective January 13, 2015.

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In conjunction with the subadvisor change, there is a decrease in the Portfolio’s management fee from 1.20% to 1.10%. The following entry replaces the existing entry in the table showing Annual Portfolio Company Operating Expenses effective January 13, 2015:

Fund	Management Fees(†)	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)
MainStay VP Emerging Markets Equity – Initial Class	1.10%	0.00%	0.17%	1.27%

†	The management fee is as follows: 1.10% on assets up to $1 billion; and 1.09% on assets over $1 billion.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010